UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2009

Date of reporting period: March 1, 2008— February 28, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Annual Report
2|28|09

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

U.S.POSTAGE
3¢
4¢

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Small Cap Value
Fund

Annual Report
2|28|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Performance in depth	8
Expenses	9
Portfolio turnover	11
Your fund’s management	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	16
Financial statements	17
Federal tax information	30
About the Trustees	31
Officers	35

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

The portfolio managers of Putnam Small Cap Value Fund are Edward Shadek, who began his career at Putnam in 1987, and Eric Harthun, who joined the company in 2000 and has 15 years of investment industry experience.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

About the fund
Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is so large —comprising 2,000 companies or more — and changes so quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding those companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger companies and are able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s managers look for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product that fills a need often have this effect. In addition, the managers consider stocks that have recently fallen out of favor with investors. The stocks of smaller companies are historically much more volatile than blue-chip stocks; relatively minor earnings drops or increased competition in the market can trigger a disproportionate drop in share prices. In targeting stocks that the managers believe have been oversold, the fund seeks exposure to stocks that have favorable risk/reward profiles.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s managers seek attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Valuation Carefully considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change Focusing on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Looking for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Small Cap Value Fund holdings have spanned sectors
and industries over time.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 2/28/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“Frankly, in every sector you can find stocks
that have been crushed. In fact, the small-
cap value universe has changed because
we are seeing former large caps falling into
our universe.”

Edward Shadek, Portfolio Manager, Putnam Small Cap Value Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Interview with your
fund’s Portfolio Manager

Edward Shadek

Thank you, Edward, for talking with us today about what has been a tumultuous year for equities. How did the fund perform for the fiscal year?

Tumultuous is an understatement for small caps. For the fiscal year ending February 28, 2009, small-cap value stocks — as measured by our benchmark, the Russell 2000 Value Index — lost 43.03%. Unfortunately, the performance of Putnam Small Cap Value Fund suffered an even worse fate, returning –50.44%.

Even in a difficult climate, I felt these returns were unacceptable and merited serious introspection, which resulted in a change in personnel. As a result, in November we brought back Eric Harthun as a Portfolio Manager of the fund. Eric was an analyst and subsequent Portfolio Manager on the fund from February 2000 to April 2006, before moving on to manage The Putnam Fund for Growth and Income and Putnam Classic Equity Fund. Eric brings a wealth of small-cap value experience back to the fund, reuniting the core members of a portfolio management group that produced strong returns in the early 2000s.

How does the change in management affect the approach you take to the fund?

The management change doesn’t spell a sea change in philosophy; rather, we have become more disciplined in our commitment to winning through bottom-up stock picking. Through rigorous and systematic analysis, we want to find the best individual stocks within the 1,000-plus small-cap stock universe. If an overweight occurs in a particular sector, it will be the result of our liking an above-average number of individual stocks in the area, as opposed to focusing top-down on sector bets. We are also careful to diversify our risk so no one or two sectors will unduly hurt us.

What sectors hurt the fund this past year?

The bulk of the fund’s relative underperformance came from three sectors: consumer cyclicals, financials, and energy. The root of the story in consumer cyclicals and financials is one that, by now, everyone is painfully aware of: the disruption in the credit markets. The subprime credit crisis has wreaked havoc on the balance sheets of financials. The resulting freeze in the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/09. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

credit markets, combined with the worsening housing market, has, in turn, caused the consumer to pull back on spending, which has punished consumer cyclicals. Energy’s demise, on the other hand, was the product of the prior year’s sharp run-up in commodities prices, which ultimately brought about a precipitous fall that included energy.

Beyond those three sectors, however, we actually outperformed the benchmark on a relative basis in most other sectors, including communication services, consumer staples, health care, transportation, and basic materials.

What specific stocks were notable detractors?

Pier 1 Imports, the specialty retailer of imported decorative home furnishings and gifts, suffered because it sells the type of discretionary items that fall at the bottom of the consumer “food chain,” which takes a significant hit during a spending slowdown. Before the slowdown worsened, the company had been engineering a turnaround that was taking hold, including solidifying its balance sheet. However, the economic downturn and the finan-cial condition of the individual consumer have been too much for the company to weather.

Turmoil in the U.S. automobile industry punished another holding, American Axle & Manufacturing Holdings, which designs, engineers, and manufacturers driveline systems, mainly for light trucks and SUVs. As automobile manufacturing has slowed, along with the waning popularity of SUVs, American Axle has seen demand for its products diminish significantly, and we sold this holding before the end of the period.

Lastly, a third holding, LandAmerica Financial Group, was swept under by the housing market downturn. LandAmerica operated several major title insurance and underwriting groups that served as the primary delivery channel for title, closing, and escrow services for residential and commercial transactions. As the housing market worsened, LandAmerica’s business dried up, ultimately forcing it into bankruptcy. We sold the stock before the company went bankrupt, but the portfolio unfortunately still incurred fallout from the stock’s severe downturn.

What stocks contributed in a positive manner to performance?

Centennial Communications was a bright light for the portfolio. Centennial provides wireless communications and broadband services in the United States, Puerto Rico, and the U.S. Virgin Islands. In November 2008, AT&T purchased the company, which netted us a nice premium. The purchase will be finalized in June 2009.

Another holding, Jos. A. Bank Clothiers, the menswear retailer, has traditionally been a strong operator with a good business model, which allowed it to navigate through the economic downturn better than many other

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

UniSource Energy Corp. (1.6%)	Utilities and power	Electric utilities
Hanover Insurance Group, Inc. (The) (1.6%)	Financials	Insurance
Getty Realty Corp. (1.6%)	Financials	Real estate
SWS Group, Inc. (1.4%)	Financials	Investment banking/Brokerage
Southwest Gas Corp. (1.4%)	Utilities and power	Natural gas utilities
Westar Energy, Inc. (1.3%)	Utilities and power	Electric utilities
Ruddick Corp. (1.2%)	Consumer staples	Food
AMERIGROUP Corp. (1.2%)	Health care	Health-care services
Career Education Corp. (1.2%)	Consumer staples	Schools
Navigators Group, Inc. (1.2%)	Financials	Insurance

retailers. As a result, the stock provided us with strong relative returns.

A third contributing stock was Career Education Corp., which provides private, for-profit, post-secondary education in the United States, Canada, and Europe. The company offers all levels of degrees and certifications —including doctoral, master’s, bachelor’s, and associate’s degrees — with a core curricula of information technology, visual communication, design technology, business studies, and culinary arts. In these economic times, for-profit education companies like Career Education Corp. have thrived. As unemployment rates have risen, more laid-off individuals have turned to these companies to gain new skills and degrees. Additionally, Career Education Corp. underwent a restructuring that aided returns.

Looking ahead, where are you now seeing value?

Frankly, in every sector you can find stocks that have been crushed. In fact, the small-cap value universe has changed because we are now seeing former large caps falling into our universe; as a result, we routinely review the names of companies that fall into this camp, known as companies that “were big and are now small.”

Overall, we’re seeing some interesting individual stories cropping up in consumer cyclicals, financials, technology, and industrials. Through our bottom-up stock picking, we’ve become underweight in consumer cyclicals and banks, which has led to overweights in a number of other sectors, compensating for our two underweights. Again, however, we have focused on avoiding concentrations in any one or two sectors.

What is your outlook for the market for the next six months?

Every investment professional has his or her view on the future price of oil, the direction of the economy, whether interest rates will rise, if and when certain banks can be fixed, and so on. We’re no different. However, our commitment is to avoid starting our investment process using those lenses. Our renewed goal is to win through fundamental analysis and bottom-up stock picking. This reunited management group has done it before, and we intend to do it again.

Thanks for your time and insights, Edward.

IN THE NEWS

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S. Treasury securities and increase the size of its lending programs. The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	27.84%	20.47%	18.98%	18.98%	18.74%	18.74%	21.82%	17.55%	24.79%	30.66%
Annual average	2.52	1.90	1.78	1.78	1.75	1.75	2.02	1.65	2.27	2.74

5 years	–42.49	–45.80	–44.55	–45.03	–44.63	–44.63	–43.91	–45.87	–43.19	–41.70
Annual average	–10.47	–11.53	–11.12	–11.28	–11.15	–11.15	–10.92	–11.55	–10.69	–10.23

3 years	–57.65	–60.09	–58.56	–59.29	–58.62	–58.62	–58.29	–59.74	–57.96	–57.29
Annual average	–24.90	–26.37	–25.45	–25.89	–25.48	–25.48	–25.28	–26.16	–25.09	–24.69

1 year	–50.44	–53.28	–50.82	–53.08	–50.88	–51.33	–50.73	–52.46	–50.59	–50.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 4/13/99 to 2/28/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,898 and $11,874, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,755 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,479 and $13,066, respectively.

Comparative index returns For periods ended 2/28/09

		Lipper Small-Cap Value Funds
	Russell 2000 Value Index	category average*

Life of fund	45.16%	47.22%
Annual average	3.85	3.83

5 years	–29.06	–27.59
Annual average	–6.64	–6.49

3 years	–46.02	–44.99
Annual average	–18.58	–18.35

1 year	–43.03	–43.94

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/09, there were 322, 263, 215, and 111 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/28/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$0.454		$0.454	$0.454	$0.454		$0.454	$0.454

Capital gains — Short-term	—		—	—	—		—	—

Total	$0.454		$0.454	$0.454	$0.454		$0.454	$0.454

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/29/08	$10.21	$10.83	$9.15	$9.18	$9.64	$9.99	$10.18	$10.48

2/28/09	4.69	4.98	4.13	4.14	4.38	4.54	4.66	4.84

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	39.01%	31.00%	29.36%	29.36%	29.35%	29.35%	32.67%	28.02%	35.76%	42.00%
Annual average	3.36	2.75	2.62	2.62	2.62	2.62	2.88	2.51	3.11	3.58

5 years	–38.39	–41.94	–40.58	–41.09	–40.54	–40.54	–39.76	–41.87	–39.09	–37.57
Annual average	–9.23	–10.30	–9.89	–10.04	–9.88	–9.88	–9.64	–10.28	–9.44	–8.99

3 years	–55.61	–58.16	–56.54	–57.30	–56.51	–56.51	–56.18	–57.72	–55.91	–55.25
Annual average	–23.72	–25.21	–24.25	–24.70	–24.24	–24.24	–24.04	–24.95	–23.89	–23.51

1 year	–45.41	–48.53	–45.82	–48.31	–45.72	–46.22	–45.61	–47.49	–45.55	–45.29

Fund’s annual operating expenses For the fiscal year ended 2/29/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Value Fund from September 1, 2008, to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.43	$8.21	$8.21	$7.29	$6.36	$4.51

Ending value (after expenses)	$500.50	$498.90	$498.80	$499.40	$500.00	$502.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2009, use the following calculation method. To find the value of your investment on September 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.30	$11.03	$11.03	$9.79	$8.55	$6.06

Ending value (after expenses)	$1,017.55	$1,013.84	$1,013.84	$1,015.08	$1,016.31	$1,018.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Average annualized expense ratio for Lipper peer group†	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2009	2008	2007	2006	2005

Putnam Small Cap Value Fund	53%	49%	47%	29%	24%

Lipper Small-Cap Value Funds category average	78%	80%	74%	73%	67%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2009 is based on information available as of 2/28/09.

Your fund’s management

Your fund’s Portfolio Managers are Edward Shadek and Eric Harthun.

Trustee and Putnam employee fund ownership

As of February 28, 2009, 13 of the 14 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$222,000	$29,000,000

Putnam employees	$4,556,000	$311,000,000

Other Putnam funds managed by the
Portfolio Managers

Eric Harthun is also a Portfolio Manager of Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund.

Edward Shadek and Eric Harthun may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009, and February 29, 2008.

N/A indicates the individual was not a Portfolio Manager as of 2/29/08.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	83rd

Three-year period	78th

Five-year period	34th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 296, 232 and 179 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Value Funds category for the one-year and five-year periods ended March 31, 2009, were 84% and 90%, respectively. Over the one-year and five-year periods ended March 31, 2009, your fund ranked 274th out of 329 and 195th out of 218 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees noted the disappointing performance for your fund for the one-year and three-year periods ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam Management will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Fri-day, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Investment Funds and Shareholders of
Putnam Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund (the “fund”), a series of Putnam Investment Funds, including the fund’s portfolio, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 8, 2009

The fund’s portfolio 2/28/09

COMMON STOCKS (99.3%)*	Shares	Value

Aerospace and defense (1.2%)
Innovative Solutions & Support, Inc.	174,377	$891,066

Teledyne Technologies, Inc. †	30,800	705,628

		1,596,694
Airlines (1.9%)
Copa Holdings SA Class A (Panama)	58,800	1,554,084

SkyWest, Inc.	105,700	1,082,368

		2,636,452
Automotive (—%)
ArvinMeritor, Inc.	23,118	14,564

		14,564
Banking (7.5%)
City National Corp.	25,400	814,832

Columbia Banking Systems, Inc.	52,000	406,120

CVB Financial Corp.	4,720	33,134

East West Bancorp, Inc.	36,400	258,804

First Citizens BancShares, Inc. Class A	13,400	1,433,934

First Horizon National Corp.	72,202	662,092

NewAlliance Bancshares, Inc.	115,700	1,321,294

PacWest Bancorp	46,000	629,280

Seacoast Banking Corp. of Florida	49,100	190,017

Sterling Bancshares, Inc.	165,100	899,795

SVB Financial Group †	49,500	809,325

Trustmark Corp.	39,629	705,000

UCBH Holdings, Inc.	101,400	162,240

UMB Financial Corp.	29,800	1,130,314

Whitney Holding Corp.	73,100	807,755

		10,263,936
Biotechnology (0.2%)
American Oriental
Bioengineering, Inc. (China) †	77,900	287,451

		287,451
Building materials (—%)
Interface, Inc. Class A	2,981	6,648

		6,648
Chemicals (1.0%)
Airgas, Inc.	2,347	72,264

Olin Corp.	28,351	295,984

Omnova Solutions, Inc. †	435,500	370,175

RPM, Inc.	63,700	690,508

		1,428,931
Commercial and consumer services (0.2%)
Deluxe Corp.	34,900	269,428

		269,428
Communications equipment (3.2%)
ADC Telecommunications, Inc. †	157,000	445,880

ARRIS Group, Inc. †	202,751	1,240,836

Belden CDT, Inc.	34,400	367,048

F5 Networks, Inc. †	54,000	1,080,000

Netgear, Inc. †	110,400	1,219,920

		4,353,684
Computers (3.4%)
Acme Packet, Inc. †	143,000	627,770

Brocade Communications Systems, Inc. †	324,391	901,807

Emulex Corp. †	115,900	609,634

Ixia †	249,600	1,243,008

Monotype Imaging Holdings, Inc. †	158,780	392,187

NCR Corp. †	46,100	365,112

SMART Modular Technologies WWH, Inc. †	408,151	497,944

		4,637,462

COMMON STOCKS (99.3%)* cont.	Shares	Value

Construction (0.5%)
Quanex Building Products Corp.	100,125	$701,876

		701,876
Consumer (0.3%)
Elizabeth Arden, Inc. †	74,100	410,514

		410,514
Consumer finance (0.1%)
Capital Trust, Inc. Class A R	62,975	105,168

		105,168
Consumer goods (1.1%)
Energizer Holdings, Inc. †	21,400	902,866

Prestige Brands Holdings, Inc. †	99,322	543,291

		1,446,157
Consumer services (1.7%)
Brink’s Co. (The)	63,300	1,510,971

Stamps.com, Inc. †	103,200	858,624

		2,369,595
Distribution (0.9%)
Spartan Stores, Inc.	81,100	1,240,830

		1,240,830
Electric utilities (6.0%)
Black Hills Corp.	35,646	634,855

Central Vermont Public Service Corp.	55,100	1,135,060

Great Plains Energy, Inc.	69,600	942,384

UIL Holdings Corp.	75,400	1,547,208

UniSource Energy Corp.	88,200	2,217,348

Westar Energy, Inc.	107,500	1,816,750

		8,293,605
Electrical equipment (0.8%)
WESCO International, Inc. †	63,100	1,047,460

		1,047,460
Electronics (3.2%)
Benchmark Electronics, Inc. †	104,749	1,023,398

EnerSys †	121,200	1,299,264

Mellanox Technologies, Ltd. (Israel) †	147,700	1,218,525

TTM Technologies, Inc. †	177,500	818,275

		4,359,462
Energy (oil field) (0.8%)
Tidewater, Inc.	31,600	1,116,112

		1,116,112
Financial (1.2%)
Financial Federal Corp.	72,200	1,371,800

MGIC Investment Corp.	137,100	312,588

		1,684,388
Food (2.0%)
Chiquita Brands International, Inc. †	61,300	301,596

Ruddick Corp.	76,900	1,667,192

Weiss Markets, Inc.	30,900	857,475

		2,826,263
Forest products and packaging (2.9%)
Grief, Inc. Class A	46,000	1,414,500

Rock-Tenn Co. Class A	35,800	988,438

Universal Forest Products, Inc.	55,079	1,200,171

Wausau Paper Corp.	60,912	338,062

		3,941,171
Gaming and lottery (0.3%)
Bally Technologies, Inc. †	22,500	418,500

		418,500
Health-care services (4.1%)
AMERIGROUP Corp. †	67,000	1,660,260

AMN Healthcare Services, Inc. †	165,767	1,079,143

Health Management Associates, Inc. Class A †	449,048	965,453

HealthSpring, Inc. †	61,880	501,228

Hooper Holmes, Inc. †	878,500	166,915

COMMON STOCKS (99.3%)* cont.	Shares	Value

Health-care services cont.
IPC The Hospitalist Co., Inc. †	35,700	$571,914

Lincare Holdings, Inc. †	30,500	642,635

		5,587,548
Homebuilding (0.2%)
M/I Schottenstein Homes, Inc.	54,900	354,105

		354,105
Household furniture and appliances (—%)
Conn’s, Inc. †	4,552	55,990

		55,990
Insurance (10.2%)
American Equity Investment Life Holding Co.	160,624	616,796

Arch Capital Group, Ltd. (Bermuda) †	22,800	1,231,200

Assured Guaranty, Ltd. (Bermuda)	76,300	337,246

Endurance Specialty Holdings, Ltd. (Bermuda)	39,600	885,852

FBL Financial Group, Inc. Class A	35,697	108,162

Hanover Insurance Group, Inc. (The)	61,200	2,152,404

HCC Insurance Holdings, Inc.	43,800	961,410

Infinity Property & Casualty Corp.	35,100	1,247,103

IPC Holdings, Ltd. (Bermuda)	51,600	1,311,156

Navigators Group, Inc. †	30,941	1,616,048

Presidential Life Corp.	118,714	783,512

Reinsurance Group of America, Inc. Class A	24,300	660,960

Safety Insurance Group, Inc.	44,973	1,406,306

Selective Insurance Group	56,598	680,874

		13,999,029
Investment banking/Brokerage (3.0%)
Eaton Vance Corp.	63,300	1,095,090

SWS Group, Inc.	145,539	1,974,964

TradeStation Group, Inc. †	201,500	1,076,010

		4,146,064
Leisure (0.3%)
Arctic Cat, Inc.	139,330	482,082

		482,082
Machinery (1.8%)
Applied Industrial Technologies, Inc.	61,500	991,380

Chart Industries, Inc. †	65,000	417,300

Middleby Corp. (The) †	48,600	1,057,050

		2,465,730
Manufacturing (1.7%)
General Cable Corp. †	49,167	758,647

Knoll, Inc.	113,676	750,262

Robbins & Myers, Inc.	53,100	856,503

		2,365,412
Medical technology (1.4%)
Conmed Corp. †	39,400	535,446

Cutera, Inc. †	220,180	1,402,547

		1,937,993
Metal fabricators (2.3%)
Haynes International, Inc. †	34,500	465,750

Mueller Industries, Inc.	66,000	1,192,620

USEC, Inc. †	290,100	1,459,203

		3,117,573
Metals (0.6%)
Steel Dynamics, Inc.	93,100	777,385

		777,385
Natural gas utilities (2.3%)
Energen Corp.	45,500	1,219,400

Southwest Gas Corp.	96,600	1,882,734

		3,102,134

COMMON STOCKS (99.3%)* cont.	Shares	Value

Office equipment and supplies (0.5%)
Ennis Inc.	77,757	$636,052

		636,052
Oil and gas (3.1%)
Approach Resources, Inc. †	97,600	655,872

Cabot Oil & Gas Corp. Class A	37,744	768,845

Carrizo Oil & Gas, Inc. †	23,667	251,817

Penn Virginia Corp.	50,900	704,965

Pioneer Drilling Co. †	94,000	360,960

Rex Energy Corp. †	184,900	271,803

Rosetta Resources, Inc. †	79,000	402,110

St. Mary Land & Exploration Co.	59,800	812,084

		4,228,456
Pharmaceuticals (2.1%)
Owens & Minor, Inc.	39,600	1,334,916

Par Pharmaceutical Cos., Inc. †	71,356	950,462

Questcor Pharmaceuticals, Inc. †	124,300	604,098

		2,889,476
Railroads (0.6%)
Kansas City Southern †	45,800	810,202

		810,202
Real estate (4.7%)
Arbor Realty Trust, Inc R	131,400	76,212

DiamondRock Hospitality Co. R	143,810	444,373

Entertainment Properties Trust R	54,972	819,633

Getty Realty Corp. R	128,600	2,139,904

Hersha Hospitality Trust R	255,676	460,217

MFA Mortgage Investments, Inc. R	258,560	1,484,134

NorthStar Realty Finance Corp. R	179,034	365,229

Taubman Centers, Inc. R	40,800	638,520

		6,428,222
Restaurants (0.4%)
Domino’s Pizza, Inc. †	79,504	543,012

		543,012
Retail (6.5%)
Abercrombie & Fitch Co. Class A	20,600	452,994

Coldwater Creek, Inc. †	202,400	342,056

Dress Barn, Inc. †	59,320	588,454

Haverty Furniture Cos., Inc.	52,900	465,520

Herbalife, Ltd. (Cayman Islands)	56,200	766,568

Iconix Brand Group, Inc. †	145,700	1,180,170

Jos. A. Bank Clothiers, Inc. †	44,200	998,920

Nautilus, Inc. †	294,820	191,633

OfficeMax, Inc.	166,000	634,120

Pier 1 Imports, Inc. †	598,854	125,759

School Specialty, Inc. †	59,300	834,351

Stage Stores, Inc.	91,400	656,252

Steven Madden, Ltd. †	56,500	916,430

Timberland Co. (The) Class A †	73,600	828,000

		8,981,227
Schools (1.2%)
Career Education Corp. †	67,200	1,657,824

		1,657,824
Semiconductor (1.9%)
Atmel Corp. †	373,900	1,334,823

GSI Group, Inc. †	144,025	136,824

Micrel, Inc.	126,700	842,555

Ultra Clean Holdings, Inc. †	257,910	301,755

		2,615,957
Software (0.5%)
Chordiant Software, Inc. †	317,854	680,208

		680,208

COMMON STOCKS (99.3%)* cont.	Shares	Value

Staffing (0.6%)
Gevity HR, Inc.	380,215	$809,858

		809,858
Technology (1.0%)
CACI International, Inc. Class A †	32,000	1,368,640

		1,368,640
Technology services (2.5%)
BancTec, Inc. 144A †	160,833	1,117,789

CSG Systems International, Inc. †	79,800	1,078,896

United Online, Inc.	261,200	1,217,192

		3,413,877
Telecommunications (3.3%)
Centennial Communications Corp. †	59,000	485,573

Earthlink, Inc. †	167,069	1,052,535

Novatel Wireless, Inc. †	202,300	1,104,558

NTELOS Holdings Corp.	28,100	538,677

Oplink Communications, Inc. †	184,000	1,361,600

		4,542,943

COMMON STOCKS (99.3%)* cont.	Shares	Value

Textiles (0.8%)
American Apparel, Inc. †	204,800	$352,256

Phillips-Van Heusen Corp.	43,264	716,884

		1,069,140
Transportation services (0.9%)
UTI Worldwide, Inc. (Virgin Islands)	96,300	1,183,527

		1,183,527
Trucks and parts (0.4%)
ATC Technology Corp. †	56,800	591,288

		591,288
Total common stocks (cost $228,354,567)		$136,297,305

INVESTMENT COMPANIES (0.5%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	159,252	$689,561

Total investment companies (cost $1,825,679)		$689,561

SHORT-TERM INVESTMENTS (2.3%)*	Shares	Value

Federated Prime Obligations Fund	3,223,693	$3,223,693

Total short-term investments (cost $3,223,693)		$3,223,693

TOTAL INVESTMENTS

Total investments (cost $233,403,939)		$140,210,559

* Percentages indicated are based on net assets of $137,254,746.

† Non-income-producing security.

R Real Estate Investment Trust.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$139,092,770	$—

Level 2	1,117,789	—

Level 3	—	—

Total	$140,210,559	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $233,403,939)	$140,210,559

Dividends, interest and other receivables	268,850

Receivable for shares of the fund sold	149,924

Receivable for securities sold	2,577,706

Total assets	143,207,039

LIABILITIES

Payable to custodian (Note 2)	37,913

Payable for securities purchased	3,575,229

Payable for shares of the fund repurchased	1,646,800

Payable for compensation of Manager (Note 2)	279,284

Payable for investor servicing fees (Note 2)	122,261

Payable for custodian fees (Note 2)	17,022

Payable for Trustee compensation and expenses (Note 2)	81,746

Payable for administrative services (Note 2)	3,466

Payable for distribution fees (Note 2)	67,074

Other accrued expenses	121,498

Total liabilities	5,952,293

Net assets	$137,254,746

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$300,821,617

Undistributed net investment income (Note 1)	3,233,347

Accumulated net realized loss on investments (Note 1)	(73,606,838)

Net unrealized depreciation of investments	(93,193,380)

Total — Representing net assets applicable
to capital shares outstanding	$137,254,746

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($111,010,542 divided by 23,666,081 shares)	$4.69

Offering price per class A share (100/94.25 of $4.69)*	$4.98

Net asset value and offering price per class B share
($4,972,698 divided by 1,204,280 shares)**	$4.13

Net asset value and offering price per class C share
($7,166,263 divided by 1,729,758 shares)**	$4.14

Net asset value and redemption price per class M share
($954,366 divided by 217,807 shares)	$4.38

Offering price per class M share (100/96.50 of $4.38)*	$4.54

Net asset value, offering price and redemption price per class R share
($76,488 divided by 16,410 shares)	$4.66

Net asset value, offering price and redemption price per class Y share
($13,074,389 divided by 2,703,125 shares)	$4.84

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/28/09

INVESTMENT INCOME

Dividends	$6,859,049

Interest (including interest income of $8,013
from investments in affiliated issuers) (Note 5)	14,389

Securities lending	665,794

Total investment income	7,539,232

EXPENSES

Compensation of Manager (Note 2)	2,393,585

Investor servicing fees (Note 2)	1,113,619

Custodian fees (Note 2)	29,372

Trustee compensation and expenses (Note 2)	32,790

Administrative services (Note 2)	25,464

Distribution fees — Class A (Note 2)	613,630

Distribution fees — Class B (Note 2)	117,594

Distribution fees — Class C (Note 2)	143,182

Distribution fees — Class M (Note 2)	17,018

Distribution fees — Class R (Note 2)	173

Other	193,013

Fees waived and reimbursed by Manager (Notes 2 and 5)	(144,660)

Total expenses	4,534,780
Expense reduction (Note 2)	(53,802)

Net expenses	4,480,978
Net investment income	3,058,254

Net realized loss on investments (Notes 1 and 3)	(70,938,993)

Net realized gain on written options (Notes 1 and 3)	125,735

Net unrealized depreciation of investments during the year	(95,791,016)

Net loss on investments	(166,604,274)

Net decrease in net assets resulting from operations	$(163,546,020)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	2/28/09	2/29/08

Operations:

Net investment income	$3,058,254	$3,517,636

Net realized gain (loss) on investments	(70,813,258)	75,281,968

Net unrealized depreciation of investments	(95,791,016)	(216,855,016)

Net decrease in net assets resulting
from operations	(163,546,020)	(138,055,412)

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	—	(2,801,596)

Class B	—	—

Class C	—	—

Class M	—	—

Class R	—	(149)

Class Y	—	(335,564)

Net realized short-term gain on investments

Class A	—	(11,832,273)

Class B	—	(1,083,122)

Class C	—	(790,293)

Class M	—	(146,145)

Class R	—	(552)

Class Y	—	(965,355)

From net realized long-term gain on investments

Class A	(11,300,983)	(72,990,523)

Class B	(578,954)	(6,681,524)

Class C	(767,382)	(4,875,134)

Class M	(97,160)	(901,535)

Class R	(2,414)	(3,406)

Class Y	(1,189,721)	(5,955,047)

Redemption fees (Note 1)	28,795	23,069

Decrease from capital share transactions
(Note 4)	(101,882,217)	(99,157,958)

Total decrease in net assets	(279,336,056)	(346,552,519)

NET ASSETS

Beginning of year	416,590,802	763,143,321

End of year (including undistributed net
investment income of $3,233,347 and
$294,936, respectively)	$137,254,746	$416,590,802

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a,d]	on investments	operations	investment income	investments	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2009	$10.21	.09	(5.16)	(5.07)	—	(.45)	(.45)	—	$4.69	(50.44)	$111,011	1.47	1.07	52.60
February 29, 2008	16.62	.10	(3.57)	(3.47)	(.09)	(2.85)	(2.94)	—	10.21	(22.54)	342,770	1.37	.66	49.22
February 28, 2007	18.17	.08 [f]	1.75	1.83	(.06)	(3.32)	(3.38)	—	16.62	10.32 [f]	522,839	1.27 [f]	.46 [f]	47.18
February 28, 2006	19.11	.05 [g]	2.80	2.85	—	(3.79)	(3.79)	—	18.17	16.24	476,251	1.25	.28 [g]	28.65
February 28, 2005	18.01	— [e]	3.00	3.00	—	(1.90)	(1.90)	—	19.11	16.83	496,588	1.38	(.03)	24.00

Class B
February 28, 2009	$9.15	.02	(4.59)	(4.57)	—	(.45)	(.45)	—	$4.13	(50.82)	$4,973	2.22	.31	52.60
February 29, 2008	15.24	(.04)	(3.20)	(3.24)	—	(2.85)	(2.85)	—	9.15	(23.06)	19,600	2.12	(.16)	49.22
February 28, 2007	16.98	(.05) [f]	1.63	1.58	—	(3.32)	(3.32)	—	15.24	9.52 [f]	147,307	2.02 [f]	(.29) [f]	47.18
February 28, 2006	18.22	(.08) [g]	2.63	2.55	—	(3.79)	(3.79)	—	16.98	15.35	242,985	2.00	(.47) [g]	28.65
February 28, 2005	17.37	(.14)	2.89	2.75	—	(1.90)	(1.90)	—	18.22	15.99	281,226	2.13	(.78)	24.00

Class C
February 28, 2009	$9.18	.02	(4.61)	(4.59)	—	(.45)	(.45)	—	$4.14	(50.88)	$7,166	2.22	.32	52.60
February 29, 2008	15.28	(.01)	(3.24)	(3.25)	—	(2.85)	(2.85)	—	9.18	(23.08)	19,800	2.12	(.10)	49.22
February 28, 2007	17.02	(.05) [f]	1.63	1.58	—	(3.32)	(3.32)	—	15.28	9.51 [f]	38,799	2.02 [f]	(.29) [f]	47.18
February 28, 2006	18.25	(.08) [g]	2.64	2.56	—	(3.79)	(3.79)	—	17.02	15.39	43,993	2.00	(.47) [g]	28.65
February 28, 2005	17.40	(.14)	2.89	2.75	—	(1.90)	(1.90)	—	18.25	15.96	46,641	2.13	(.78)	24.00

Class M
February 28, 2009	$9.64	.05	(4.86)	(4.81)	—	(.45)	(.45)	—	$4.38	(50.73)	$954	1.97	.55	52.60
February 29, 2008	15.83	.02	(3.36)	(3.34)	—	(2.85)	(2.85)	—	9.64	(22.83)	3,493	1.87	.16	49.22
February 28, 2007	17.49	(.01) [f]	1.67	1.66	—	(3.32)	(3.32)	—	15.83	9.71 [f]	7,322	1.77 [f]	(.04) [f]	47.18
February 28, 2006	18.61	(.04) [g]	2.71	2.67	—	(3.79)	(3.79)	—	17.49	15.70	7,799	1.75	(.22) [g]	28.65
February 28, 2005	17.67	(.09)	2.93	2.84	—	(1.90)	(1.90)	—	18.61	16.24	10,561	1.88	(.53)	24.00

Class R
February 28, 2009	$10.18	.06	(5.13)	(5.07)	—	(.45)	(.45)	—	$4.66	(50.59)	$76	1.72	.75	52.60
February 29, 2008†	16.83	.05	(3.74)	(3.69)	(.11)	(2.85)	(2.96)	—	10.18	(23.62) *	29	1.49 *	.39 *	49.22

Class Y
February 28, 2009	$10.48	.12	(5.31)	(5.19)	—	(.45)	(.45)	—	$4.84	(50.28)	$13,074	1.22	1.32	52.60
February 29, 2008	16.97	.14	(3.64)	(3.50)	(.14)	(2.85)	(2.99)	—	10.48	(22.30)	30,898	1.12	.91	49.22
February 28, 2007	18.49	.13 [f]	1.78	1.91	(.11)	(3.32)	(3.43)	—	16.97	10.56 [f]	46,876	1.02 [f]	.71 [f]	47.18
February 28, 2006	19.34	.11 [g]	2.83	2.94	—	(3.79)	(3.79)	—	18.49	16.53	48,223	1.00	.55 [g]	28.65
February 28, 2005	18.16	.03	3.05	3.08	—	(1.90)	(1.90)	—	19.34	17.14	85,561	1.13	.25	24.00

* Not annualized.

† For the period March 30, 2007 (commencement of operations) to February 29, 2008.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets
February 28. 2009	0.05%

February 29, 2008	<0.01

February 28, 2007	<0.01

February 28, 2006	<0.01

February 28, 2005	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.04% of average net assets for the period ended February 28, 2007.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class Y	<0.01	0.02

The accompanying notes are an integral part of these financial statements.

24	25

Notes to financial statements 2/28/09

Note 1: Significant accounting policies

Putnam Small Cap Value Fund (the “fund”) is a diversified series of Putnam Investment Funds (the “trust”), a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2009, the fund had no securities out on loan.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2009, the fund had a capital loss carryover of $4,439,975 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2010 $64,777,043 of losses recognized during the period November 1, 2008 to February 28, 2009.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include a temporary difference of losses on wash sales transactions, post-October loss deferrals, and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2009, the fund reclassified $119,843 to decrease undistributed net investment income and $644 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $120,487.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2009 were as follows:

Unrealized appreciation	$2,102,499
Unrealized depreciation	(99,457,737)

Net unrealized depreciation	(97,355,238)
Undistributed ordinary income	3,005,385
Capital loss carryforward	(4,439,975)
Post-October loss	(64,777,043)

Cost for federal income tax purposes	$237,565,797

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended February 28, 2009, Putnam Management waived $144,393 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February 28, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended February 28, 2009, the fund’s expenses were reduced by $7,760 under the expense offset arrangements and by $46,042 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $344, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,928 and $411 from the sale of class A and class M shares, respectively, and received $19,359 and $631 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $103 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $157,513,706 and $269,345,934, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended February 28, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$—	$—

Options opened	64,250	125,735

Options exercised	—	—

Options expired	(64,250)	(125,735)

Options closed	—	—

Written options outstanding
at end of year	$—	$—

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/09		Year ended 2/29/08

Class A	Shares	Amount	Shares	Amount

Shares sold	3,944,004	$34,157,618	11,970,376	$188,672,039

Shares issued in	1,875,899	10,786,419	7,278,770	82,031,741
connection with
reinvestment of
distributions

	5,819,903	44,944,037	19,249,146	270,703,780

Shares	(15,713,594)	(131,856,654)	(17,151,815)	(249,552,450)
repurchased

Net increase	(9,893,691)	$(86,912,617)	2,097,331	$21,151,330
(decrease)

	Year ended 2/28/09		Year ended 2/29/08

Class B	Shares	Amount	Shares	Amount

Shares sold	234,497	$1,737,209	412,038	$5,777,179

Shares issued in	110,645	560,968	677,224	6,846,736
connection with
reinvestment of
distributions

	345,142	2,298,177	1,089,262	12,623,915

Shares	(1,283,641)	(10,190,349)	(8,614,685)	(126,705,060)
repurchased

Net decrease	(938,499)	$(7,892,172)	(7,525,423)	$(114,081,145)

	Year ended 2/28/09		Year ended 2/29/08

Class C	Shares	Amount	Shares	Amount

Shares sold	247,401	$1,673,397	331,647	$4,548,916

Shares issued in	130,452	663,999	475,178	4,823,058
connection with
reinvestment of
distributions

	377,853	2,337,396	806,825	9,371,974

Shares	(806,035)	(6,146,641)	(1,188,875)	(15,231,931)
repurchased

Net decrease	(428,182)	$(3,809,245)	(382,050)	$(5,859,957)

	Year ended 2/28/09		Year ended 2/29/08

Class M	Shares	Amount	Shares	Amount

Shares sold	25,007	$179,844	37,100	$554,513

Shares issued in	17,075	91,863	95,519	1,017,274
connection with
reinvestment of
distributions

	42,082	271,707	132,619	1,571,787

Shares	(186,738)	(1,517,895)	(232,586)	(2,994,828)
repurchased

Net decrease	(144,656)	$(1,246,188)	(99,967)	$(1,423,041)

			For the period 3/30/07
			(commencement of
	Year ended 2/28/09		operations) to 2/29/08

Class R	Shares	Amount	Shares	Amount

Shares sold	15,831	$99,054	2,460	$32,918

Shares issued in	422	2,414	365	4,107
connection with
reinvestment of
distributions

	16,253	101,468	2,825	37,025

Shares	(2,649)	(23,329)	(19)	(291)
repurchased

Net increase	13,604	$78,139	2,806	$36,734

	Year ended 2/28/09		Year ended 2/29/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	673,439	$5,564,436	802,083	$12,351,461

Shares issued in	199,425	1,182,589	627,679	7,255,966
connection with
reinvestment of
distributions

	872,864	6,747,025	1,429,762	19,607,427

Shares	(1,117,482)	(8,847,159)	(1,243,964)	(18,589,306)
repurchased

Net increase	(244,618)	$(2,100,134)	185,798	$1,018,121
(decrease)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 28, 2009, management fees paid were reduced by $267 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $8,013 for the year ended February 28, 2009. During the year ended February 28, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $23,541,062 and $24,513,164, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaf-filiated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Federal tax information (unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2009, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992

to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2009, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief	Senior Associate Treasurer/Assistant Clerk
	Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk, Assistant
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Marketing Services	and Compliance Liaison
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Senior Vice President and Treasurer

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
KPMG LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter, Vice Chairman
Ravi Akhoury	James P. Pappas
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Charles E. Haldeman, Jr.	Vice President and Chief Legal Officer
Paul L. Joskow
Elizabeth T. Kennan	Robert R. Leveille
Kenneth R. Leibler	Vice President and Chief Compliance Officer
Robert E. Patterson
George Putnam, III	Mark C. Trenchard
Robert L. Reynolds	Vice President and BSA Compliance Officer
Richard B. Worley
Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

AN069 255822 4/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2009	$44,412	$--	$3,900	$-

February 28, 2008	$42,050	$--	$3,550	$ -

For the fiscal years ended February 28, 2009 and February 28, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 72,633 and $ 3,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 28, 2009	$ -	$ -	$ -	$ -

February 28, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009